GLOBAL ASSET MANAGEMENT(R)

                                 GAM FUNDS, INC.
                              135 EAST 57TH STREET
                               NEW YORK, NY 10022
                     TEL: (212) 407-4600/FAX: (212) 407-4684

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 2001
                         (as amended September 10, 2001)

     This Statement of Additional Information pertains to the funds listed below, each of which is a separate series of common stock of GAM Funds, Inc. (the "Company"), a diversified open-end management investment company. Each series of the Company represents a separate portfolio of securities (each a "Fund" and collectively the "Funds"). The investment objective of each Fund is to seek long term capital appreciation through investment primarily in equity securities. Each Fund seeks to achieve its objective by investing primarily within a particular geographic region in accordance with its own investment policy. There is no assurance that the Funds will achieve their objective.

     The Funds described in this Prospectus, other than GAM American Focus Fund, are managed by GAM International Management Limited ("GIML"). The GAM American Focus Fund is managed by Global Asset Management (USA) Inc. ("GAM USA"). GIML and GAM USA are collectively referred to as the "Investment Advisors." GAM Services, Inc. ("GAM Services"), an affiliate of GAM USA and GIML, serves as the principal underwriter for the Funds' securities.

     GAM Global Fund invests primarily in the United States, Europe, the Pacific Basin, and Canada.


     GAM International Fund invests primarily in Europe, the Pacific Basin and Canada.

     GAM Pacific Basin Fund invests primarily in the Pacific Basin, including Japan, Hong Kong, Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia and Australia.

     GAM Japan Capital Fund invests primarily in Japan.

     GAM Europe Fund invests primarily in Europe.

     GAM American Focus Fund (previously, GAM North America Fund) invests primarily in the United States and Canada.

     GAMerica Capital Fund invests primarily in the United States and Canada.

     This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Funds, dated April 30, 2001, which can be obtained without cost upon request at the address indicated above.

     The Funds' 2000 Annual Report to Shareholders is incorporated by reference in this Statement of Additional Information.

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



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                                TABLE OF CONTENTS
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INVESTMENT OBJECTIVE AND STRATEGIES............................................3
Rating of Securities...........................................................3
United States Government Obligations...........................................4
Repurchase Agreements..........................................................4
Options........................................................................4
Stock Index Futures and Options................................................5
Interest Rate Futures and Options..............................................6
Foreign Currency Transactions..................................................6
Lending Portfolio Securities...................................................7
Warrants.......................................................................8
Borrowing......................................................................8
Short-Selling..................................................................8
Restricted Securities..........................................................9
Future Developments............................................................9
Fundamental Investment Restrictions............................................9
Non-Fundamental Investment Restrictions.......................................10
Risk Considerations...........................................................10
Policy of Concentration for GAM Pacific Basin Fund............................11
Portfolio Turnover............................................................11

MANAGEMENT OF THE COMPANY.....................................................12
Compensation of Directors and Executive Officers..............................13
Principal Holders of Securities...............................................14

INVESTMENT ADVISORY AND OTHER SERVICES........................................17
Investment Advisors ..........................................................17
Investment Advisory Contracts ................................................18
Advisory Fees.................................................................20
Principal Underwriter and Plans of Distribution ..............................20
Custodian and Administrator ..................................................23
Transfer Agent................................................................23
Legal Counsel.................................................................23
Independent Accountants ......................................................23
Reports to Shareholders.......................................................23

BROKERAGE ALLOCATION .........................................................24
Affiliated Transactions.......................................................25

SHAREHOLDER INFORMATION.......................................................25
Sales Charge Reductions and Waivers ..........................................25
Waivers of Front-End Sales Charges ...........................................25
Contingent Deferred Sales Charge Waivers......................................26
Conversion Feature............................................................27

NET ASSET VALUE, DIVIDENDS AND TAXES..........................................27
Net Asset Value...............................................................27
Suspension of the Determination of Net Asset Value............................27
Tax Status....................................................................27

PERFORMANCE INFORMATION.......................................................28

DESCRIPTION OF SHARES.........................................................29

FINANCIAL STATEMENTS..........................................................30
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                       INVESTMENT OBJECTIVE AND STRATEGIES
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     The  investment  objective and strategies of each Fund are described in the
Prospectus under the "Risk and Return Summary" heading. Set forth below is additional information with respect to the investment objective and strategies of each Fund.

     Strategies. Each Fund has adopted the following investment policy relating to the geographic areas in which it may invest. In the case of the GAM Pacific Basin, GAM Japan Capital, GAM Europe, and GAMerica Capital Funds, each Fund intends to invest substantially all of its assets in the region dictated by its investment policy and, under normal market circumstances, will invest at least 65% of its total assets in securities of companies or governments in the relevant geographic area. The GAM American Focus Fund will invest at least 80% of its assets in securities or governments in the United States and Canada. The GAM American Focus Fund will notify investors at least 60 days prior to any change in the investment policy described in this paragraph.

     GAM Global Fund may invest in securities issued by companies in any country of the world, including the United States, and normally invests in securities issued by companies in the United States, Canada, the United Kingdom, Continental Europe and the Pacific Basin. Under normal market conditions, GAM Global Fund invests in securities of companies in at least three different countries.

     GAM International Fund may invest in securities issued by companies in any country other than the United States and normally invests in securities issued by companies in Canada, the United Kingdom, Continental Europe and the Pacific Basin. Under normal market conditions, GAM International Fund invests in securities of companies in at least three foreign countries. For temporary defensive purposes, GAM International Fund may invest in debt securities of United States companies and the United States government and its agencies and instrumentalities.

     GAM Pacific Basin Fund invests primarily in securities issued by companies in the Pacific Basin, including Japan, Hong Kong, Singapore, Malaysia, Thailand, Vietnam, Indonesia, the Philippines, Korea, China, Taiwan, India, Australia and New Zealand.

     GAM Japan Capital Fund invests primarily in securities of companies in Japan.

     GAM Europe Fund invests primarily in securities issued by companies in Europe, including the United Kingdom, Ireland, France, Germany, Denmark, Norway, Sweden, Finland, Iceland, Switzerland, Austria, Belgium, Spain, Portugal, Italy, Greece, Hungary, Poland, the Czech Republic and Slovakia.

     GAM American Focus Fund invests primarily in securities issued by companies in the United States and Canada.

     GAMerica Capital Fund invests primarily in securities of companies in the United States and Canada.

     A company will be considered to be in or from a particular country for purposes of the preceding paragraphs if (a) at least 50% of the company's assets are located in the country or at least 50% of its total revenues are derived from goods or services produced in the country or sales made in the country; (b) the principal trading market for the company's securities is in the country; or
(c) the company is incorporated under the laws of the country.

     Each Fund will seek investment opportunities in all types of companies, including smaller companies in the earlier stages of development. In making investment decisions, each Fund will rely on the advice of its Investment Advisor(s) and its own judgement rather than on any specific objective criteria.

     Rating Of Securities. Each Fund may invest a substantial portion of its assets in debt securities issued by companies or governments and their agencies and instrumentalities if it determines that the long-term capital appreciation of such debt securities may equal or exceed the return on equity securities. Each Fund is not required to maintain any particular proportion of equity or debt securities in its portfolio. Any dividend or interest income realized by a Fund on its investments will be incidental to its goal of long-term capital appreciation. The debt securities (bonds and notes) in which the Funds may invest are not required to have any rating. Each Fund may, for temporary defensive purposes, invest in debt securities (with remaining maturities of five years or less) issued by companies and

                                       3
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governments  and  their  agencies  and  instrumentalities  and in  money  market instruments denominated in currency of the United States or foreign nations.

     None of the Funds will commit more than 5% of its assets, determined at the time of investment, to investments in debt securities which are rated lower than "investment grade" by a rating service. Debt securities rated lower than "investment grade," also known as "junk bonds," are those debt securities not rated in one of the four highest categories by a rating service (e.g., bonds rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"). Junk bonds, and debt securities rated in the lowest "investment grade," have speculative characteristics, and changes in economic circumstances or other circumstances are more likely to lead to a weakened capacity on the part of issuers of such lower rated debt securities to make principal and interest payments than issuers of higher rated investment grade bonds. Developments such as higher interest rates may lead to a higher incidence of junk bond defaults, and the market in junk bonds may be more volatile and illiquid than that in investment grade bonds. A decrease in the ratings of debt securities held by a Fund may cause the Fund to have more than 5% of its assets invested in debt securities which are not "investment grade." In such a case, the Fund will not be required to sell such securities.

     United States Government Obligations. The Funds may invest in securities of the United States government, its agencies and instrumentalities. United States government securities include United States Treasury obligations, which include United States Treasury bills, United States Treasury notes and United States Treasury bonds; and obligations issued or guaranteed by United States government agencies and instrumentalities. Agencies and instrumentalities include the Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Bank, Student Loan Marketing Association, Federal National Mortgage Association and Government National Mortgage Association.

     Repurchase Agreements. Each Fund may, for temporary defensive purposes, invest in repurchase agreements. In such a transaction, at the same time a Fund purchases a security, it agrees to resell it to the seller and is obligated to redeliver the security to the seller at a fixed price and time. This establishes a yield during the Fund's holding period, since the resale price is in excess of the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for a Fund to invest temporarily available cash. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the delivery date; in the event of a default the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The collateral is marked-to-market daily and the Investment Advisors monitor the value of the collateral in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon sum to be paid to a Fund. If the seller were to be subject to a United States bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions in the bankruptcy law. Each Fund may only enter into repurchase agreements with domestic or foreign securities dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Directors.

     Options. Each Fund may invest up to 5% of its net assets in options on equity or debt securities or securities indices and up to 10% of its net assets in warrants, including options and warrants traded in over-the-counter markets. An option on a security gives the owner the right to acquire ("call option") or dispose of ("put option") the underlying security at a fixed price (the "strike price") on or before a specified date in the future. A warrant is equivalent to a call option written by the issuer of the underlying security.

     Each Fund may write covered call options on securities in an amount equal to not more than 100% of its net assets and secured put options in an amount equal to not more than 50% of its net assets. A call option written by a Fund is "covered" if the Fund owns the underlying securities subject to the option or if the Fund holds a call at the same exercise price, for the same period and on the same securities as the call written. A put option will be considered "secured" if a Fund segregates liquid assets having a value equal to or greater than the exercise price of the option, or if the Fund holds a put at the same exercise price, for the same period and on the same securities as the put written.

     The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on a Fund's portfolio securities alone. In return for a premium, the writer of a covered

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call  option  forfeits  the  right  to  any  appreciation  in the  value  of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing secured put options is to realize income in the form of premiums. The writer of a secured put option accepts the risk of a decline in the price of the underlying security. A Fund may invest up to 5% of its net assets in options on securities or indices including options traded in over-the-counter markets.

     Although each Fund generally will purchase or write only those options for which it believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     The success of each Fund's options trading activities will depend on the ability of the Investment Advisors to predict correctly future changes in the prices of securities. Purchase or sale of options to hedge each Fund's existing securities positions is also subject to the risk that the value of the option purchased or sold may not move in perfect correlation with the price of the underlying security. The greater leverage in options and futures trading may also tend to increase the daily fluctuations in the value of a Fund's shares.

     Stock Index Futures and Options. Each Fund may purchase and sell stock index futures contracts, and purchase, sell and write put and call options on stock index futures contracts, for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market value of the stocks included in the index. An option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the strike price of the option. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the Standard & Poor's 100. In the case of a stock index future, the seller of the futures contract is obligated to deliver, and the purchaser obligated to take, an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. If the assets of a Fund are substantially invested in equity securities, the Fund might sell a futures contract based on a stock index which is expected to reflect changes in prices of stocks in the Fund's portfolio in order to hedge against a possible general decline in market prices. A Fund may similarly purchase a stock index futures contract to hedge against a possible increase in the price of stocks before the Fund is able to invest cash or cash equivalents in stock in an orderly fashion.

     The effectiveness of trading in stock index futures and options as a hedging technique will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index future or option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase, sale or writing of a stock index future or option depends upon movements in the level of stock prices in the stock market generally, or in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

     Successful use of stock index futures by the Funds also is subject to the ability of the Investment Advisor to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions.

     Each Fund may purchase and sell commodity futures contracts, and purchase, sell or write options on futures contracts, for bona fide hedging purposes or otherwise in accordance with applicable rules of the Commodity Futures Trading Commission (the "CFTC"). CFTC rules permit an entity such as a Fund to acquire commodity futures and options as part of its portfolio management strategy, provided that the sum of the amount of initial margin deposits and premiums paid for unexpired commodity futures contracts and options would not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on such contracts it has entered


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into.  In the case of an option  that is  in-the-money  at the time of  purchase
(option contract on a stock whose current market price is above the striking price of a call option or below the striking price of a put option), the in-the-money amount may be excluded in calculating the 5%.

     When a Fund enters into a futures contract or writes an option on a futures contract, it will instruct its custodian to segregate cash or liquid securities having a market value which, when added to the margin deposited with the broker or futures commission merchant, will at all times equal the purchase price of a long position in a futures contract, the strike price of a put option written by the Fund, or the market value (marked-to-market daily) of the commodity underlying a short position in a futures contract or a call option written by the Fund, or the Fund will otherwise cover the transaction.

     Interest Rate Futures and Options. Each Fund may hedge against the possibility of an increase or decrease in interest rates adversely affecting the value of securities held in its portfolio by purchasing or selling a futures contract on a specific debt security whose price is expected to reflect changes in interest rates. However, if a Fund anticipates an increase in interest rates and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures position. A Fund may purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates. A Fund will sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on interest rate futures and price movements in the portfolio securities of the Fund which are the subject of the hedge. In addition, a Fund's purchase of such options will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate. The potential loss related to the purchase of an option on an interest rate futures contracts is limited to the premium paid for the option.

     Although each Fund intends to purchase or sell commodity futures contracts only if there is an active market for each such contract, no assurance can be given that a liquid market will exist for the contracts at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     Foreign Currency Transactions. Since investments in foreign securities will usually involve currencies of foreign countries, and since each Fund may temporarily hold funds in foreign or domestic bank deposits in foreign currencies during the completion of investment programs, the value of the assets of each Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission.

     Each Fund may enter into forward foreign exchange contracts for speculative purposes and under the following circumstances: when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it purchases or already holds, it may desire to "lock-in" the United States dollar price of the security or the United States dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in

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the underlying  security  transactions,  the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and the subject foreign currency during the period between the date the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which payment is made or received.

     If it is believed that the currency of a particular foreign country may suffer a substantial decline against the United States dollar or another currency, a Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

     The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Each Fund will place cash or liquid securities in a separate custody account of the Fund with the Company's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the hedge contracts or otherwise cover such transactions. The securities placed in the separate account will be marked-to-market daily. If the value of the securities placed in the separate account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's uncovered commitments with respect to such contracts.

     At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may also purchase an "offsetting" contract prior to the maturity of the underlying contract. There is no assurance that such an "offsetting" contract will always be available to a Fund.

     It is impossible to forecast with absolute precision what the market value of portfolio securities will be at the expiration of a related forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a security being sold is less than the amount of foreign currency the Fund is obligated to deliver. Conversely, a Fund may sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     A Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Advisors. Hedging the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The Funds may purchase or sell options to buy or sell foreign currencies and options on foreign currency futures, or write such options, as a substitute for entering into forward foreign exchange contracts in the circumstances described above. For example, in order to hedge against the decline in value of portfolio securities denominated in a specific foreign currency, a Fund may purchase an option to sell, for a specified amount of dollars, the amount of foreign currency represented by such portfolio securities. In such case, the Fund will pay a "premium" to acquire the option, as well as the agreed exercise price if it exercises the option. Although each Fund values its assets daily in terms of United States dollars, the Funds do not intend to convert their foreign currency holdings into United States dollars on any regular basis. A Fund may so convert from time to time, and thereby incur certain currency conversion charges. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Lending Portfolio Securities. Each Fund may lend its portfolio securities to brokers, dealers and financial institutions considered creditworthy when secured by collateral maintained on a daily marked-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. A Fund may at any time call the loan and obtain the return of the securities loaned. No such loan will be made which would cause the aggregate market value of all securities lent by a Fund to exceed 15% of the value of the Fund's total assets. The Fund will continue to receive the income on loaned securities and will, at the same time, earn interest on the loan collateral. Any cash collateral received under these loans will be invested in short-term money market instruments.

     Warrants. Each Fund may purchase warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Each Fund may invest up to 10% of its net assets, valued at the lower of cost or market value, in warrants (other than those that have been acquired in units or attached to other securities), including warrants not listed on American or foreign stock exchanges. Prices of warrants do not move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such warrant.

     Borrowing. Each Fund may borrow from banks for temporary emergency purposes. Each Fund will maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio holdings at the time.

     Borrowing money, also known as leveraging, will cause a Fund to incur interest charges, and may increase the effect of fluctuations in the value of the investments of the Fund on the net asset value of its shares. A Fund will not purchase additional securities for investment while there are bank borrowings outstanding representing more than 5% of the total assets of the Fund.

     Short-Selling. GAM International Fund and GAM Global Fund may from time to time engage in short selling of securities. Short selling is an investment technique wherein the Fund sells a security it does not own anticipating a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Fund may be required to pay in connection with a short sale.

     Short sales by the Fund involve risk. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities sold short with securities with a greater value than the amount received from the sale. As a result, losses from short sales may be unlimited, whereas losses from long positions can equal only the total amount invested.

     GAM International Fund and GAM Global Fund may also make short sales "against the box." A short sale "against the box" is a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

     Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, U.S. government securities, or certain liquid assets, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position. The Fund anticipates that the frequency of short sales will vary substantially under different market conditions, and it does not intend that any specified portion of its assets as a matter of practice will be in short sales. As a matter of policy, the Board of Directors has determined that securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of the Fund's net assets.

     Restricted Securities. The Funds may purchase securities that are not registered for sale to the general public in the United States, but which can be resold to institutional investors in the United States, including securities offered pursuant to Rule 144A adopted by the United States Securities and Exchange Commission ("SEC"). If a dealer or institutional trading market in such securities exists, either within or outside the United States, these restricted securities will not be treated as illiquid securities for purposes of the Funds' investment restrictions. The Board of Directors will establish standards for determining whether or not 144A securities are liquid based on the level of trading activity, availability of reliable price information and other relevant considerations. The Funds may also purchase privately placed restricted securities for which no institutional market exists. The absence of a trading market may adversely affect the ability of the Funds to sell such illiquid securities promptly and at an acceptable price, and may also make it more difficult to ascertain a market value for illiquid securities held by the Funds.

     Future Developments. The Funds may take advantage of opportunities in the area of options and futures contracts and other derivative financial instruments which are developed in the future, to the extent such opportunities are both consistent with each Fund's investment objective and permitted by applicable regulations. The Funds' Prospectus and Statement of Additional Information will be amended or supplemented, if appropriate in connection with any such practices.

     Fundamental Investment Restrictions. Each Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "Act"), this means the lesser of (a) 67% or more of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

     In accordance with these restrictions, each Fund may not:

     (1) With respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer (other than the United States government, its agencies and instrumentalities) or purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. (For this purpose all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class).

     (2) Invest for the purpose of exercising control or management of another company.

     (3) Invest in real estate (including real estate limited partnerships), although a Fund may invest in marketable securities which are secured by real estate and securities of companies which invest or deal in real estate.

     (4) Concentrate more than 25% of the value of its total assets in any one industry (including securities of non-United States governments), except that GAM Pacific Basin Fund will concentrate more than 25% of the value of its total assets in the finance sector, as such sector is defined in the Morgan Stanley Capital International ("MSCI") Indices. See "Policy of Concentration for GAM Pacific Basin Fund" below. The finance sector is defined by the MSCI to include the following industries: banking; financial services; insurance and real estate.

     (5) Make loans, except that this restriction shall not prohibit (1) the purchase of publicly distributed debt securities in accordance with a Fund's investment objectives and policies, (2) the lending of portfolio securities, and
(3) entering into repurchase agreements.

     (6) Borrow money, except from banks for temporary emergency purposes and, in no event, in excess of 33 1/3% of its total assets at value or cost, whichever is less; or pledge or mortgage its assets or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

     (7) Underwrite securities issued by others except to the extent the Company may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of its portfolio securities.

     (8) Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, reorganization or acquisition of assets or (b) a Fund may purchase securities of closed-end investment companies up to
(i) 3% of the outstanding voting stock of any one investment company (including for this purpose investments by any other series of the Company), (ii) 5% of the total assets of the Fund with respect to any one investment company and (iii) 10% of the total assets of the Fund in the aggregate.

     (9) Participate on a joint or a joint and several basis in any trading account in securities.

     (10) Issue senior securities (as defined in the Act), other than as set forth in paragraph 6.

     (11) Invest in commodities or commodity futures contracts, except that each Fund may enter into forward foreign exchange contracts and may invest up to 5% of its net assets in initial margin or premiums for futures contracts or options on futures contracts.

     Non-Fundamental Investment Restrictions. Each Fund has also adopted certain investment restrictions, which are deemed non-fundamental, which cannot be changed without a vote of the majority of the Board of Directors. In addition to non-fundamental restrictions stated elsewhere, each Fund may not:

     (1) Make short sales of securities on margin, except for such short-term credits as are necessary for the clearance of transactions. This restriction does not apply to GAM International Fund and GAM Global Fund. SEE "Short-Selling" above for a further discussion. (Management may recommend to the Board of Directors removal of this restriction for the other Funds).

     (2) Invest more than 15% of the Fund's net assets in securities which cannot be readily resold to the public because there are no market quotations readily available because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid securities" (including non-negotiable deposits with banks and repurchase agreements of a duration of more than seven days).

     If a percentage restriction (other than the restriction on borrowing in paragraph 6) is adhered to at the time of investment, a subsequent increase or decrease in the percentage beyond the specified limit resulting from a change in value or net assets will not be considered a violation. Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the acquisition of such security or property.

     Risk Considerations. Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, including UBS AG or any of its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investments in the Funds involve investment risks, including the possible loss of principal.

     Investors should carefully consider the risks involved in investments in securities of companies and governments of foreign nations, which add to the usual risks inherent in domestic investments. Such special risks include the lower level of government supervision and regulation of stock exchanges, broker-dealers and listed companies, fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, securities prices in foreign countries are generally subject to different economic, financial, political and social factors than prices of securities of United States issuers.

     The Company anticipates that the portfolio securities of foreign issuers held by each Fund generally will not be registered with the SEC nor will the issuers thereof be subject to the reporting requirements of such agency. In addition, the governments under which these companies are organized may impose less government supervision than is required in the United States. Accordingly, there may be less publicly available information concerning certain of the issuers of securities held by the Funds than is available concerning United States companies. In addition, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to United States companies.

     It is contemplated that the Funds' foreign portfolio securities generally will be purchased on stock exchanges or in over-the-counter markets located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock exchanges generally have substantially less volume than the New York Stock Exchange and may be subject to less government supervision and regulation than those in the United States. Accordingly, securities of foreign companies may be less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, price volatility can be greater than in the United States.

     The Funds may also invest in American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs") representing securities of foreign companies, including both sponsored and unsponsored ADRs. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the cost of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The markets for ADRs and EDRs, especially unsponsored ADRs, may be substantially more limited and less liquid than the markets for the underlying securities.

     Foreign broker-dealers also may be subject to less government supervision than those in the United States. Although the Funds endeavor to achieve the most favorable net results on their portfolio transactions, fixed commissions for transactions on certain foreign stock exchanges may be higher than negotiated commissions available on United States exchanges.

     With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, and limitations on the transfer or exchange of funds or other assets of the Funds. The Funds' ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. There is also the risk in certain foreign countries of political or social instability, or diplomatic developments which could affect United States investments as well as the prices of securities in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

     Because the shares of the Funds are redeemable on a daily basis in United States dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain United States dollars to the extent necessary to meet anticipated redemptions. The Funds do not believe that this consideration will have any significant effects on their portfolio strategies under present conditions.

     Policy of Concentration for GAM Pacific Basin Fund. Since GAM Pacific Basin Fund has a fundamental policy to concentrate its investments in the financial services sector, it may be subject to greater share price fluctuations than a non-concentrated fund. There is a risk that the Fund's concentration in the securities of financial services companies will expose the Fund to the price movements of companies in one industry more than a more broadly diversified mutual fund. Because GAM Pacific Basin Fund invests primarily in one sector, there is the risk that the Fund will perform poorly during a downturn in that sector. Also, businesses in the finance sector may be affected more significantly by changes in government policies and regulation, interest rates, currency exchange rates, and other factors affecting the financial markets. The finance sector is defined by the MSCI to include the following industries: banking; financial services; insurance and real estate.

     Portfolio Turnover. Portfolio turnover rate is calculated by dividing the lesser of a Fund's sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in a Fund's portfolio during the fiscal year. A portfolio turnover rate in excess of 100% is considered to be high. A high portfolio turnover rate may result in higher short-term capital gains to shareholders for tax purposes and increased brokerage commissions and other transaction costs borne by the Fund.

-------------------------------------------------------------------------------
                            MANAGEMENT OF THE COMPANY
-------------------------------------------------------------------------------

     The business of the Funds is supervised by the Board of Directors, who may exercise all powers not required by statute, the Articles of Incorporation, or the By-laws to be exercised by the shareholders. When appropriate, the Board of Directors will consider separately matters relating to each Fund or to any class or shares of a Fund. The Board elects the officers of the Company and retains various companies to carry out Fund operations, including the investment advisors, custodian, administrator and transfer agent.

     The name, age, address, principal occupation during the past five years and other information with respect to each of the Directors and Executive Officers of the Company are as follows:


Name and Address:
Position(s) Held                                        Principal Occupation(s)
With the Company                                        During Past Five Years
Dr Burkhard Poschadel (55)*                             Group Chief Executive Officer, Global Asset
Chairman and Director                                   Management Limited, March 2000 to present.
12 St. James's Place                                    Dr. Poschadel received a Ph.D. in Economics
London SWlA 1NX                                         from the University of Hamburg/Freiburg. He was
England                                                 appointed Chief Executive Officer of the GAM
                                                        Group in March 2000, and has been a long time
                                                        employee of UBS AG. Dr. Poschadel served as the
                                                        Head of Human Resources of UBS Private Banking
                                                        from 1998-2000 and served as the Global
                                                        Head of Research and Portfolio Management
                                                        from 1994-1997. He is a director of ten GAM
                                                        Funds.

George W.  Landau (81)                                  Senior Advisor, Latin America, The Coca Cola
Director                                                Company, Atlanta, GA, 1988 to present. Director,
2601 South Bayshore Drive                               GAM Funds, Inc., 1994 to present. President,
Suite 1109                                              Council of Advisors, Latin America, Guardian
Coconut Grove, FL 33133                                 Industries, Auburn Hills, MI, 1993 to
                                                        present. Director, Emigrant Savings Bank, New
                                                        York, NY, 1987 to present. Director, seven
                                                        Credit Suisse Asset Management (CSAM) funds,
                                                        formerly known as BEA Associates, New York, NY,
                                                        1989 to present. Director, Fundacion Chile,
                                                        Santiago, Chile, 1992 to present. Former
                                                        President of the Council for the Americas and
                                                        Americas Society, 1985-1993. Former Ambassasador
                                                        to Venezuela, Chile and Paraguay. He is a
                                                        director of ten GAM Funds.

Robert J.  McGuire (64)                                 Attorney/Consultant, Morvillo, Abramowitz,
Director                                                Grand, Iason & Silberberg, P.C., 1998 to
1085 Park Avenue                                        present. Director, GAM Funds, Inc., 1998 to
New York, NY 10128                                      present. Director, Emigrant Savings Bank,
                                                        1999 to present. Director, one Credit Suisse
                                                        Asset Management (CSAM) fund, formerly known as
                                                        BEA Associates, New York, NY, 1998 to present.
                                                        President/Chief Operating Officer, Kroll
                                                        Associates, 1989-1997. He is a director of ten
                                                        GAM Funds.

* Dr. Poschadel is a director who is an "interested person" of the Company within the definitions set forth in the Act.



Name And Address:
Position(s) Held                                        Principal Occupation(S)
With the Company                                        During Past Five Years

Roland Weiser (71)                                      Chairman, Intervista business consulting,
Director                                                1984-1990. Director, GAM Funds, Inc., 1988
86 Beekman Road                                         to present. Director, GAM Diversity Fund
Summit, NJ 07901                                        and Unimed Pharmaceuticals, Inc., 1989-1999.
                                                        Former Senior Vice President (International),
                                                        Schering Plough Corporation. He is a director of
                                                        11 GAM Funds.

Kevin J. Blanchfield (46)                               Chief Operating Officer and Treasurer, GAM USA,
Vice President and Treasurer                            GAM Investments, Inc. and GAM Services, Inc.,
Global Asset Management                                 1993 to present. Senior Vice President, Finance
(USA) Inc                                               and Administration, Lazard Freres & Co., Inc.,
135 East 57th Street                                    1991-1993.
New York, NY 10022

Joseph J.  Allessie (35)                                General Counsel and Corporate Secretary,
Secretary                                               GAM USA, GAM Investments Inc., and GAM Services
Global Asset Management                                 Inc., 1999 to present. Regulatory Officer to
(USA) Inc                                               State of New Jersey, Department of Law and
135 East 57th Street                                    Public Safety, Bureau of Securities, 1993-1999.
New York, NY 10022


     Compensation of Directors and Executive Officers. Each Independent Director of the Company receives annual compensation from the Company of $25,000 per year plus $1,000 for each meeting of the Board of Directors attended. Each Director is reimbursed by the Company for travel expenses incurred in connection with attendance at Board of Directors meetings. The officers and interested Directors of the Company do not receive any compensation from the Company.

     The name, position(s) and information related to the compensation of each of the Directors in the most recent fiscal year are as follows:


                                                 Pension or                  Total
                            Aggregate            Retirement                  Estimated           Compensation
Name and Position(s)        Compensation         Benefits Accrued            Annual Benefits     from the Funds and
Held with each              from each            as Part of Company          upon                the Fund Complex
Fund                        Fund                 Expenses                    Retirement          Paid to Directors
----                        ----                 --------                    ----------          -----------------

Dr Burkhard Poschadel       $0                   N/A                         N/A                 $0
Director & President

George W. Landau            $31,000              N/A                         N/A                 $40,000 from 10
Director                                                                                         investment companies

Robert J. McGuire           $31,000              N/A                         N/A                 $40,000 from 10
Director                                                                                         investment companies

Roland Weiser               $31,000              N/A                         N/A                 $41,000 from 11
Director                                                                                         investment companies

     Principal Holders of Securities. As of January 31, 2001, all Directors and Officers of the Funds as a group owned beneficially or of record less than 1% of the outstanding securities of any Fund. To the knowledge of the Funds, as of January 31, 2001, no Shareholders owned beneficially (b) or of record (r) more than 5% of a Fund's outstanding shares, except as set forth below. UBS AG, the ultimate beneficial owner of the Funds, may be deemed to have shared voting or investment power over shares owned by clients or held by custodians or nominees for clients of UBS AG or its affiliates, or by employee benefit plans for the benefit of employees of UBS AG or its affiliates. UBS AG disclaims beneficial ownership of such shares.

                                                                      GLOBAL
NAME AND ADDRESS                                 Class A          Class B            Class C         Class D
                                                 -------          -------            -------         -------
Charles Schwab & Co., Inc.                       5.23%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA
94104

Merrill Lynch                                    22.84%(r)        21.49%(r)          42.09%(r)       16.79%(r)
FBO Customers of MLPF&S
4800 Deer Lake Dr. East
Jacksonville, FL
32246

                                                                                     INTERNATIONAL
NAME AND ADDRESS                                 Class A          Class B            Class C         Class D
                                                 -------          -------            -------         -------
Charles Schwab & Co., Inc.                       15.89%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA
94104

Merrill Lynch                                    19.60%(r)
FBO Customers of MLPF&S
5210 E. Williams CIR
Ste 900
Tucson, AZ 85711-3750

Merrill Lynch                                                     21.17%(r)          25.84%(r)       11.76%(r)
FBO Customers of MLPF&S
4800 Deer Lake Dr. East
Jacksonville, FL
32246

The Northern Trust Co. TTEE                                                                          10.14%(r)
FBO Tomkins DC Trust
P.O. Box 92956
Chicago, IL 60675-2956

Wilmington Trust Co. TTEE
FBO Zebra Technologies Corp                                                                          6.11%(r)
PS Plan
U/A 5/1/98 A/C 42994-7
1100 N. Market St.
Wilmington, DE 19801-1243



                                                   PACIFIC BASIN                                 AMERICAN FOCUS
NAME AND ADDRESS                Class A     Class B       Class C     Class D     Class A     Class B     Class C
                                -------     -------       -------     -------     -------     -------     -------
Charles Schwab & Co., Inc.      15.34%(r)                                         17.98%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA
94104

FISERV Securities Inc           5.91%(r)
FBO Customers
One Commerce Square
2005 Market Street
Suite 1200
Philadelphia, PA
19103

Raymond James Assoc. Inc                                              12.86%(r)
 CSDN
Donald L Cox IRA
8304 Audrey Ln
Richmond, VA 23227-1702

Bear Stearns Securities Corp                                          17.78%(r)
FBO of Various Customers
1 Metrotech Center North
Brooklyn, NY 11201-3870

Harris InvestorLine, Inc        5.69%(r)
FBO Bennett Dorrance TR.
1501 4th Avenue
STE 1700
Seattle, WA 98101-3660

Merrill Lynch                               49.48%(r)     18.87%      8.10%(r)                24.82%(r)   76.79%(r)
FBO Customers of
MLPF&S
4800 Deer Lake Dr. East
Jacksonville, FL
32246

Fayez Sarofim & Co.                                                               17.46%(r)
PO Box 52830
Houston, TX
77052

NFSC FEBO # L21-322253                                                                        5.08%(r)
Nathan Klbin Fund
P.O. Box 20446
Houston, TX 77225-0446

SEI Trust Company
c/o Christiana Bank                                                               13.27%(r)
One Freedom Valley Dr.
Oaks, PA 19456


                                       15


                                                 PACIFIC BASIN                          AMERICAN FOCUS
NAME AND ADDRESS              Class A     Class B     Class C     Class D       Class A     Class B     Class C Salomon Smith Barney
                              -------     -------     -------     -------       -------     -------     -------
Inc                                                    6.19%(r)                             7.66%(r)
FBO Customers
333 W. 34th St.
3rd Fl
New York, NY 10001

Prudential Securities, Inc                                         9.92%(r)
FBO Donald Tambini
IRA Rollover DTD 9/20/87
30429 Via Victoria
Rancho Carlos, CA 90275
                                              JAPAN CAPITAL                               EUROPE
NAME AND ADDRESS              Class A     Class B     Class C     Class D       Class A     Class B     Class C
                              -------     -------     -------     -------       -------     -------     -------
Charles Schwab & Co., Inc     12.01%(r)                                         20.95%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA
94104

Merrill Lynch                 6.98%(r)    60.11%(r)   30.85%(r)                              33.64%(r)  16.64%(r)
FBO Customers of MLPF&S
4800 Deer Lake Dr. East
Jacksonville, FL
32246

SEI Trust Company             8.95%(r)                                          7.81%(r)
c/o Christiana Bank
One Freedom Valley Dr.
Oaks, PA 19456

Marian Peschel                                                                              5.09%(b)
Katarina Peschel
6830 Willow Lane
Minneapolis, MN
55430

SIM International
 Equity Tr.                   15.91%(r)
1001 19th Street North
Arlington, VA 22209-1722

Raymond James Assoc., Inc.                            6.25%(r)
Cust for
Sandra Crausman 403B
7740 Laytonia Dr.
Derward, MD 20855-1013

NFSC                                                  12.83%(r)
FBO Tien Li Chia
832 Hardwood Court
Gates Mills, OH
44040


                                       16


                                          JAPAN CAPITAL                                      EUROPE
NAME AND ADDRESS              Class A     Class B     Class C     Class D       Class A     Class B     Class C
                              -------     -------     -------     -------       -------     -------     -------
Dain Rauscher
Custodian                                                                                               9.29%(r)
Barbara A. Lippke
2600 Fairview Avenue E7
Seattle, WA 98102

Salomon Smith Barney, Inc                                                                               8.14%(r)
00113006267
333 West 34th Street - 3rd Fl
New York, NY 10001

PaineWebber FBO                                                                             6.41%(r)
Banca Popolare Emilia Romagna
Europe International
30 Blvd. Royal
L-2012
Luxembourg

                                          GAMERICA
NAME AND ADDRESS              Class A     Class B     Class C
                              -------     -------     -------
Charles Schwab & Co., Inc     26.63%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA
94104

Merrill Lynch                 6.57%(r)    21.94%(r)   15.56%(r)
FBO Customers of MLPF&S
4800 Deer Lake Dr. East
Jacksonville, FL
32246


-------------------------------------------------------------------------------
                     INVESTMENT ADVISORY AND OTHER SERVICES
-------------------------------------------------------------------------------

     Investment Advisors. Both Investment Advisors are registered under the United States Investment Advisers Act of 1940, as amended. Each of GIML and GAM USA is controlled by and under common control with other investment advisors (as described below) which have substantial experience managing foreign mutual funds. GAM USA also serves as the general partner and investment advisor to the following registered closed-end funds: GAM Avalon Multi-Technology, L.P., GAM Avalon Multi-Europe, L.P., and GAM Avalon Multi-Global, L.P.

     The Directors of GIML and their principal occupations are as follows:

Name and Position Held
with Investment Advisor            Principal Occupation
-----------------------            ---------------------

Dr Burkhard Poschadel              See "Management of the Company" above.

Andrew Wills, Director             Investment Director, GIML

Andrew Hanges, Director            Investment Director, GIML

Gordon D. Grender, Director        Investment Director, GIML

Paul S. Kirkby, Director           Investment Director, GIML

     GIML is a wholly owned subsidiary of Global Asset Management (U.K.) Limited, a holding company. Global Asset Management Ltd., an investment advisor organized under the laws of Bermuda, controls GIML through its wholly owned subsidiaries, Greenpark Management N.V., Global Asset Management GAM SARL and GAMAdmin B.V. (the latter of which is the direct parent of Global Asset Management (U.K.) Limited). Global Asset Management Ltd. is wholly owned by UBS AG, a banking corporation organized under the laws of Switzerland. UBS AG, with headquarters in Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG operates in over 50 countries, has more than 48,000 employees and was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998. UBS AG also maintains direct and indirect subsidiaries in the United States, including UBS PaineWebber Incorporated, an investment bank and broker-dealer; UBS Warburg LLC, an investment bank and broker-dealer; J.C. Bradford & Co., LLC, a registered investment advisor and broker-dealer; UBS Brinson Inc. and Brinson Partners Inc., investment advisors; and Warburg Futures Inc., a futures commission merchant and broker-dealer. Among UBS AG's direct and indirect affiliates and related persons are various foreign broker-dealers, investment advisors and banking organizations.

     The Directors and principal executive officers of GAM USA and their principal occupations are as follows:


Name and Position Held
with Co-Investment Advisor          Principal Occupation
--------------------------          --------------------
Dr Burkhard Poschadel, Director    See "Management of the Company" above.

Benjamin Franklin Lenhardt, Jr.    Director; President, CEO and Managing Director of Brinson Partners, Inc.

Kevin J. Blanchfield               See "Management of the Company" above.

David A. Anderson                  Director; Managing Director, Mutual Funds, GAM USA.

Jozef C. Hendriks                  Director; Managing Director, Global Asset Management Limited (Bermuda)

Joseph J. Allessie                 See "Management of the Company" above.

Teresa B. Riggin                   Vice President, Administration, and Assistant Secretary, GAM USA.

John L. Griffith, Jr.              Managing Director, Institutional North America, GAM USA.

Craig S. Morong                    Managing Director, Development, GAM USA.

James A. Abate                     Investment Director, GAM USA.

Nancy S. Andrews                   Investment Manager, GAM USA.


     GAM USA is an indirect, wholly-owned subsidiary of UBS AG, and has its principal offices at 135 East 57th Street, New York, NY 10022. GAM USA is a wholly-owned subsidiary of GAMAdmin B.V. GAMAdmin B.V. is a wholly-owned subsidiary of Greenpark Management N.V., which in turn is a wholly-owned subsidiary of Global Asset Management Ltd., an investment advisor organized under the laws of Bermuda. Global Asset Management Ltd. is a wholly-owned subsidiary of UBS AG.

     Investment Advisory Contracts. On December 17, 1999, UBS AG acquired all the outstanding shares of Global Asset Management Ltd. (the "Acquisition"). Global Asset Management Ltd. indirectly wholly owns GIML and GAM USA. Prior to the completion of the Acquisition, the Board of Directors considered the continuance of the then current Amended and Restated Investment Advisory Contract dated April 14, 1994 (the "GIML Contract") with GIML as an Investment Advisor to the Funds. The Board of Directors on September 29, 1999 (including a majority of the Directors who were not parties to the GIML Contract or interested persons of any such party) approved the continuance of the GIML
Contract on behalf of each Fund, which approval was further ratified by the Board (including a majority of the Directors who were not parties to the GIML Contract or interested persons of any such party) on behalf of each Fund on October 27, 1999. The shareholders of each Fund approved the continuance of the GIML

Contract on October 26, 1999. As such, a new Amended and Restated Investment Advisory Contract (hereinafter referred to as the "GIML Contract") was executed upon completion of the Acquisition, December 17, 1999, with identical terms and conditions as the original GIML Contract. The Board of Directors (including a majority of the Directors who were not parties to the GIML Contract or interested persons of any such party) approved the continuance of the GIML Contract on October 25, 2000.

     On March 26, 2001, the Board of Directors approved the appointment of GAM USA as Co-Investment Advisor to the GAM American Focus Fund pursuant to an Interim Advisory Agreement to replace Fayez Sarofim & Co., who served as co-investment advisor to GAM American Focus Fund (formerly known as GAM North American Fund) from its inception until March 23, 2001. The Board of Directors approved a new advisory agreement with GAM USA to replace the Interim Advisory Agreement on April 25, 2001 (the "GAM USA Contract"). The GAM USA Contract was submitted to the holders of a majority of the outstanding shares of the GAM American Focus Fund for approval and on June 20, 2001, the shareholders of the GAM American Focus Fund met via proxy and approved the GAM USA Contract between the Fund and GAM USA. Therefore, as of June 20, 2001, GAM USA is the sole and permanent investment advisor to the GAM American Focus Fund until terminated.

     The GIML Contract and the GAM USA Contract will each continue in effect from year to year if approved annually by the Board of Directors or by the vote of a majority of the outstanding shares of each Fund (as defined in the Act) and, in either event, by the approval of a majority of those Directors who are not parties to the GIML Contract or the GAM USA Contract or interested persons of any such party.

     The GIML Contract requires GIML to conduct and maintain a continuous review of the portfolio of each Fund and to make all investment decisions regarding purchases and sales of portfolio securities and brokerage allocation for each Fund other than GAM American Focus Fund. GIML will render its services from outside the United States. The GAM USA Contract requires GAM USA to provide the same services to GAM American Focus Fund.

The GIML Contract and the GAM USA Contract (the "Contracts") each provides that the Investment Advisors will select brokers and dealers for execution of each Fund's portfolio transactions consistent with the Company's brokerage policy (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policy incidentally may help reduce the expenses of or otherwise benefit the other investment advisory clients of the Investment Advisors or their affiliates, as well as the Funds, the value of such services is indeterminable and the Investment Advisors' fees are not reduced by any offset arrangement by reason thereof. Each of the Contracts provides that the Investment Advisors shall have no liability to the Company or to any shareholder of a Fund for any error of judgement, mistake of law, or any loss arising out of any investment or other act or omission in the performance by an Investment Advisor of its duties under such Contracts or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of a Fund's assets maintained with custodians or securities depositories in foreign countries or from any political acts of any foreign governments to which such assets might be exposed, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor's part or reckless disregard of its duties under the Contract.

Each Contract will terminate automatically in the event of its assignment, as such term is defined under the Act, and may be terminated by each Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Directors of the Company or by vote of a majority of the outstanding shares of a Fund (as defined in the Act).

The Company acknowledges that it has obtained its corporate name by consent of GIML and agrees that if (i) GIML should cease to be the Company's investment advisor or (ii) Global Asset Management Ltd. should cease to own a majority equity interest in GIML, the Company, upon request of GIML, shall submit to its shareholders for their vote a proposal to delete the initials "GAM" from its name and cease to use the name "GAM Funds, Inc." or any other name using or derived from "GAM" or "Global Asset Management", any component thereof or any name deceptively similar thereto, and indicate on all letterheads and other promotional material that GIML is no longer the Company's investment advisor. If GIML makes such request because Global Asset Management Ltd. no longer owns a majority equity interest in GIML, the question of continuing the GIML Contract must be submitted to a vote of the Company's shareholders. The Company has agreed that GIML or any of its successors or assigns may use or permit the use of the names "Global Asset Management" and "GAM" or any component or combination thereof in connection with any entity or business, whether or not the same directly or indirectly competes or conflicts with the Company and its business in any manner.

     Advisory Fees. For its service to the Funds, other than the GAM American Focus Fund, GIML receives a quarterly fee of 0.25% of the average daily net assets of each of the Funds during the quarter preceding each payment. For its services to the GAM American Focus Fund, GAM USA receives a quarterly fee of 0.25% of the average daily net assets of the GAM American Focus Fund during the quarter preceding each payment. Prior to June 20, 2001, GIML, with respect to the GAM American Focus Fund, paid a portion of the investment management fee to GAM USA as agreed between the parties. Prior to March 23, 2001, a fee in the same amount was paid, one-half each to GIML and Fayez Sarofim & Co. Inc. by the GAM American Focus Fund. The level of advisory fees paid by each Fund is higher than the rate of advisory fee paid by most registered investment companies. The actual advisory fee paid by each Fund during the fiscal years ended December 31, 2000, 1999 and 1998 are set forth below:

                                            Pacific       Japan                        American    GAMerica
         Global        International        Basin         Capital      Europe          Focus       Capital
         ------        -------------        -----         -------      ------          -----       -------
2000     $ 637,339     $ 9,649,867          $378,878      $483,283     $289,252        $308,873    $792,475
1999     $1,207,927    $21,736,189          $314,098      $419,808     $319,451        $353,149    $389,284
1998     $1,287,387    $26,355,350          $207,532      $280,165     $513,908        $160,274    $ 84,838


The expenses incurred in connection with each Fund's organization, initial registration and initial offering under Federal and state securities laws, including printing, legal and registration fees, and the period over which such expenses are amortized, are set forth below (except for the expenses of GAM Global Fund, GAM International Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM Europe Fund and GAM American Focus Fund, which have been fully amortized):

                                            GAMerica
                                            Capital
                                            --------
Organizational Expenses                     $30,036
Amortized over 5 years beginning            5/12/95

     The expense ratio of each Fund may be higher than that of most registered investment companies since the cost of maintaining the custody of foreign securities is higher than that for most domestic funds and the rate of advisory fees paid by the Funds exceeds that of most registered investment companies. In addition, each Fund bears its own operating expenses.

     Principal Underwriter and Plans of Distribution. The Company has entered into distribution agreements (the "Distribution Agreements") with GAM Services under which GAM Services has agreed to act as principal underwriter and to use reasonable efforts to distribute each Fund's Class A, Class B, Class C and Class D shares. GAM Services is an indirect wholly owned subsidiary of Global Asset Management Ltd., which also controls GIML. Global Asset Management Ltd. is wholly owned by UBS AG, a banking corporation organized under the laws of Switzerland.

     Pursuant to the Distribution Agreements, GAM Services receives the sales load on sales of each Class of the Funds' shares and reallows a portion of the sales load to dealers/brokers. GAM Services also receives the distribution fees payable pursuant to the Funds' Plans of Distribution for Class A, Class B, Class C and Class D Shares described below (the "Plans"). The Distribution Agreements may be terminated at any time upon 60 days' written notice, without payment of a penalty, by GAM Services, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Agreements. The Distribution Agreements will terminate automatically in the event of their assignment.

     In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, GAM Services from time to time may offer assistance to dealers and their registered representatives in the form of business and educational or training seminars. Dealers may not use sales of any of the Funds' shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers Regulation, Inc. Costs associated with incentive or training programs are borne by GAM Services and paid from its own resources or from fees collected under the Plans. GAM Services from time to time may reallow all or a portion of the sales charge on Class A and Class D shares to individual selling dealers. The aggregate dollar amount of underwriting commissions and the amount retained by the Distributor for each of the last three fiscal years is as follows:

                                                             2000
                                                        (000's omitted)
                                       CLASS A                               CLASS D
                                                     After                              After
                              Aggregate        Reallowance          Aggregate      Reallowance
GAM Global Fund                 $   18          $   8               $     1         $     0
GAM International Fund             151             54                    25              10
GAM Pacific Basin Fund              28             10                     0               0
GAM Japan Capital Fund              29             18                   N/A             N/A
GAM Europe Fund                     50             22                   N/A             N/A
GAM American Focus Fund             29             15                   N/A             N/A
GAMerica Capital Fund              137             58                   N/A             N/A


For the fiscal year ended December 31, 2000, GAM Services retained front-end sales loads of $195,503 from the sale of Fund shares.

                                                                1999
                                                          (000's omitted)
                                            CLASS A                         CLASS D
                                                      After                             After
                               Aggregate        Reallowance        Aggregate       Reallowance
GAM Global Fund                  $   77           $  24               $ 19                $ 9
GAM International Fund            1,344             462                178                 66
GAM Pacific Basin Fund               43              23                  4                  2
GAM Japan Capital Fund               40              19                N/A                N/A
GAM Europe Fund                      19              10                N/A                N/A
GAM American Focus Fund              39              12                N/A                N/A
GAMerica Capital Fund               106              58                N/A                N/A

For the fiscal year ended December 31, 1999, GAM Services retained front-end sales loads of $696,108 from the sale of Fund shares.

                                                                1998
                                                          (000's omitted)
                                            CLASS A                            CLASS D
                                                      After                                 After
                                   Aggregate    Reallowance             Aggregate       Reallowance
GAM Global Fund                      $ 1,623         $  406               $ 238             $   77
GAM International Fund                11,229          2,895               2,096                653
GAM Pacific Basin Fund                    74             19                  21                  6
GAM Japan Capital Fund                   160             40                 N/A                N/A
GAM Europe Fund                          239             62                 N/A                N/A
GAM American Focus Fund                   44             14                 N/A                N/A
GAMerica Capital Fund                    113             31                 N/A                N/A

For the fiscal year ended December 31, 1998, GAM Services retained front-end sales loads of $4,221,836 from the sale of Fund shares.

The aggregate dollar amount of contingent deferred sales charges paid to and retained by the Distributor for the fiscal year ended December 31, 2000 is as follows:

                                                        2000
                                       Class A          Class C         Class D
         GAM Global Fund               $     0          $ 2,701
         GAM International Fund         61,792           43,226          $  232
         GAM Pacific Basin Fund              0            2,158
         GAM Japan Capital Fund              0            2,781
         GAM Europe Fund                     0               56
         GAM American Focus Fund           250            2,085
         GAMerica Capital Fund               0            3,449


     For the fiscal year ended December 31, 2000, GAM Services received contingent deferred sales loads of $118,730 from the redemption of the Funds' Shares.

     Each class of shares of each Fund has adopted separate distribution plans under Rule 12b-1 of the Act for each class of its shares. The Plans permit each Fund to compensate GAM Services in connection with activities intended to promote the sale of each class of shares of each Fund. Pursuant to the Plan for Class A shares, each Fund may pay GAM Services up to 0.30% of average daily net assets of the Fund's Class A shares. Under the Plan for Class B shares, each Fund may pay GAM Services up to 1.00% of daily net assets of the Fund's Class B shares. The Class C shares under the Plan for Class C shares may pay GAM Services up to 1.00% of daily net assets of the Fund's Class C shares. Under the Plan for Class D shares, each Fund may pay GAM Services up to 0.50% of the average daily net assets. attributable to Class D shares of the Fund. Expenditures by GAM Services under the Plans may consist of: (i) commissions to sales personnel for selling Fund shares; including travel & entertainment expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with GAM Services in the form of a Dealer Agreement for GAM Funds, Inc. for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and SAI for distribution to potential investors; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Funds.

     A portion of the fees paid to GAM Services pursuant to the Plans not exceeding 0.25% annually of the average daily net assets of each Fund's shares may be paid as compensation for providing services to each Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fees"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of GAM Services, such as services to each Fund's shareholders; services providing each Fund with more efficient methods of offering shares to coherent groups of clients; members or prospects of a participant; services permitting more efficient. methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.

     The Board of Directors have concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Directors will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Directors will conduct an additional, more extensive review annually in determining whether the Plans should be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Directors acting separately on behalf of each Fund and class and by a majority of the Directors who are not "interested persons" (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Directors"). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of each Fund and that other material amendments to the Plans must be approved by a majority of the Plan Directors acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each Plan is in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of the Directors who are not "interested persons." A Plan may be terminated at any time by vote of a majority of the Fund Directors or a majority of the outstanding shares of the Class of shares of the affected Fund to which the Plan relates.

     Total dollar amounts paid by each of the Funds pursuant to the Plans for the fiscal year ended December 31, 2000 are as follows:

                                        Class A            Class B             Class C                Class D
                                        -------            -------             -------                -------
GAM Global Fund                        $143,235           $ 71,496            $ 53,329              $ 17,178
GAM International Fund                2,385,492            524,783             515,024               321,974
GAM Pacific Basin Fund                   93,921             43,686               9,847                 5,942
GAM Japan Capital Fund                  133,134             23,229              15,788                   N/A
GAM Europe Fund                          76,157             27,911               7,597                   N/A
GAM American Focus Fund                  72,183             33,512              34,607                   N/A
GAMerica Capital Fund                   173,348            110,463             104,672                   N/A


     Custodian and Administrator. The Custodian, Administrator and Fund Accounting Agent for the Company is Brown Brothers Harriman & Co., Private Bankers ("BBH&Co."), a New York Limited Partnership established in 1818. BBH&Co. has offices worldwide and provides services to the Company from its offices located at 40 Water Street, Boston, MA 02109. As Custodian, administrator and Fund Accounting Agent, BBH&Co. is responsible for the custody of the Company's portfolio securities and cash, maintaining the financial and accounting books and records of the Company, computing the Company's net asset value per share and providing the administration services required for the daily business operations of the Company. For its services to the Company, BBH&Co. is paid a fee based on the net asset value of each Fund and is reimbursed by the Company for its disbursements, certain expenses and charges based on an out-of-pocket schedule agreed upon by BBH&Co. and the Company from time to time.

For the fiscal years ended December 31, 2000, 1999 and 1998, BBH&Co. was paid the following fees for its services as Administrator and Fund Accounting Agent:

                                            2000                1999                  1998
                                            ----                ----                  ----
GAM Global Fund                       $    86,068             $ 123,000          $   120,835
GAM International Fund                    867,546             1,571,000            1,906,922
GAM Pacific Basin Fund                     66,424                60,000               27,172
GAM Japan Capital Fund                     71,580                59,000               34,683
GAM Europe Fund                            48,492                56,000               63,612
GAM American Focus Fund                    50,278                55,208               23,568
GAMerica Capital Fund                      96,754                55,149               19,732

     Transfer Agent. Boston Financial Data Services, Inc. ("Boston Financial"), 66 Brooks Drive, Braintree, Massachusetts 02184-3839, serves as shareholder service agent, dividend-disbursing agent and transfer agent for the Funds. Pursuant to an agreement between the Funds and State Street Bank and Trust Company ("State Street"), State Street has delegated performance of its services to Boston Financial. The Funds also engage other entities to act as shareholder servicing agents and to perform subaccounting and administrative services for the benefit of discrete groups of the Funds' shareholders.

     Legal Counsel. Coudert Brothers, 1114 Avenue of the Americas, New York, New York 10036, acts as legal counsel for the Funds and the Investment Advisors.

     Independent Accountants. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10019-6013, are the independent accountants for the Company for the fiscal year ending December 31, 2001. In addition to reporting annually on the financial statements of each Fund, the Company's accountants will review certain filings of the Company with the SEC and will review the Company's Federal and state corporation tax returns.

     Reports To  Shareholders.  The fiscal year of the Company  ends on December
31. Shareholders of each Fund will be provided at least semi-annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by independent accountants.

     Code Of Ethics. Pursuant to Rule 17j-1 of the Act, the Investment Advisors have each adopted a Code of Ethics which applies to the personal trading activities of their employees. The Code of Ethics adopted by GIML and GAM USA applies to them and their affiliates, including the Company, and the Company's principal underwriter.

     The Code of Ethics establishes standards for personal securities transactions by employees covered under the Code of Ethics. Under the Code of Ethics, employees have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. As such, employees are prohibited from engaging in, or recommending, any securities transaction which involves any actual or potential conflict of interest, or any abuse of an employee's position of trust and responsibility.

     All employees of the Investment Advisors are prohibited from recommending securities transactions by any Fund without disclosing his or her interest, and are prohibited from disclosing current or anticipated portfolio transactions with respect to any Fund to anyone unless it is properly within his or her duties to do so. Employees who are also deemed investment personnel under the Code of Ethics, defined as any person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Investment Advisor, or whose functions relate to the making of any recommendations with respect to such purchases or sales, are also prohibited from: participating in initial public offerings or private placements which present conflicts of interest with the Funds; and engaging in any securities transaction for their own benefit or the benefit of others, including the Funds, while in possession of material, non-public information concerning such securities. All portfolio managers and investment related staff of GIML and GAM USA are required to notify their local compliance officer in advance of any personal dealings in securities which they intend to carry out and are not permitted to deal personally in securities within seven working days (either in advance or retrospectively) of carrying out any transaction in the same security on behalf of the Fund(s) they manage.

     The Investment Advisors have established under the Code of Ethics compliance procedures to review the personal securities transactions of their associated persons in an effort to ensure compliance with the Code of Ethics in accord with Rule 17j-1 of the Act.

     Copies of the Code of Ethics are on file with and publicly available from the SEC.

--------------------------------------------------------------------------------
                              BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

     The Contracts provide that the Investment Advisors shall be responsible for the selection of brokers and dealers for the execution of the portfolio transactions of each Fund and, when applicable, the negotiation of commissions in connection therewith.

     Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are weighed by the Investment Advisors in determining the overall reasonableness of brokerage commissions.

     Each Investment Advisor is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the Company and/or other accounts for which the Investment Advisor exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Advisor's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. In reaching such determination, the Investment Advisors will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services.

     Research services provided by brokers to the Investment Advisors includes that which brokerage houses customarily provide to institutional investors and statistical and economic data and research reports on particular companies and industries. Research furnished by brokers may be used by each Investment Advisor for any of its accounts, and not all such research may be used by the Investment Advisors for the Funds.

The amount of brokerage commissions paid by each Fund during the three fiscal years ended December 31, 2000, 1999 and 1998 are set forth below:


                                                   Pacific     Japan                      American      GAMerica
                      Global       International   Basin       Capital       Europe       Focus         Capital
                      ------       -------------   -----       -------       ------       -----         -------
           2000      $291,940      $7,200,495      $147,272     $113,974      $250,331    $16,235       $32,740
           1999      $349,742      $9,826,623      $171,526     $126,241      $226,651    $23,995       $54,371
           1998      $385,674      $6,155,942      $109,176     $ 53,902      $407,460    $20,784       $11,605

     Affiliated Transactions. Each Investment Advisor is an indirect wholly owned subsidiary of UBS AG. UBS AG, a banking organization with headquarters in Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Among UBS AG's direct and indirect affiliates and related persons are various broker-dealers to include direct and indirect subsidiaries in the United States including UBS Warburg LLC, an investment bank and broker-dealer, UBS PaineWebber Incorporated, an investment bank and broker-dealer, J.C. Bradford & Co., LLC, a registered investment advisor and broker-dealer, and UBS Warburg Futures Inc., a futures commission merchant and broker-dealer. Among UBS AG's direct and indirect affiliates and related persons are various foreign broker-dealers including UBS AG London. As such, when buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Investment Advisors in accordance with procedures adopted by the Board of Directors. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds or the Investment Advisors may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Investment Advisors or the Funds in accordance with procedures adopted by the Board of Directors.

During the fiscal year ended December 31, 1999, the Funds did not pay any brokerage commissions to any affiliated broker-dealer. For the fiscal year ended December 31, 2000, the GAM Pacific Basin Fund paid brokerage commissions to affiliated broker-dealer(s) as set forth below:

                                                                                                % of Aggregate
                                     Aggregate                    % of Aggregate                Dollar Amount
                                     Dollar Amount of             Commissions                   of Transactions
Affiliated Broker                    Commissions Paid             Paid To Warburg               Paid To Warburg
------------------                   ----------------             ---------------               ---------------
UBS Warburg LLC                              $207                        0.14%                          0.15%



--------------------------------------------------------------------------------
                             SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

     The Company offers A,B,C, and D Class Shares. Each Class involves different sales charges, features and expenses as described more fully in the Prospectus.

SALES CHARGE REDUCTIONS AND WAIVERS

     Waivers of Front-End Sales Charges. Shares may be offered without the front-end sales charge to active and retired Fund Directors and other persons affiliated with the Fund or GAM Services or its affiliates, registered representatives of broker-dealers having sales agreements with GAM Services, and spouses and minor children of the foregoing persons or trusts; companies exchanging shares with or selling assets to a Fund pursuant to a merger, acquisition or exchange offer; persons investing the proceeds of a redemption of shares of any other investment company managed or sponsored by an affiliate of GAM Services; accounts managed by an affiliate of GAM Services; registered investment advisors and accounts over which they have discretionary authority; organizations providing administrative services with respect to persons in the preceding category; registered investment advisors and other financial services firms that purchase shares for the benefit of their clients participating in a "wrap account" or similar program under which clients pay a fee to the investment advisor or other firm; organizations described in Section 501(c)(3) of the Internal Revenue Code of 1986; trust companies, bank trust departments; retirement, deferred compensation plans and trusts used to fund those plans; charitable remainder trusts; certain tax qualified plans of administrators who have entered into a service agreement with GAM Services or the Fund; and other categories of investors, at the discretion of the Board, as disclosed in the then current Prospectus of the Funds.

     Large Orders Purchases and Purchases by Eligible Plans. Purchase orders of $1 million or more and all purchase orders by employee retirement plans with more than 100 participants will not be subject to the front-end sales charge.
GAM Services may advance to dealers a commission from its own resources in connection with these purchases based upon cumulative sales in each year or portion thereof except when such orders are received from other registered investment companies or investment funds. GAM Services will pay 1% of sales up to $2 million; 0.80% on sales of $2 million up to $3 million, 0.50% on sales of $3 million up to $5 million, and 0.25% on sales of $5 million and above. Those purchases for which GAM Services pays a commission (and the payment of which has not been waived by the dealer) are subject to a 1% contingent deferred sales charge ("CDSC") on any shares sold within 18 months of purchase. In the case of eligible retirement plans, the CDSC will apply to redemptions at the plan level only. 12b-1 fees earned on assets representing large order purchases or purchases by eligible plans will be retained by GAM Services for one year after the purchase is effected in order to reimburse it for a portion of the dealer payment.

     Contingent Deferred Sales Charge Waivers. A CDSC will not be imposed on (i) any amount which represents an increase in value of shares purchased within the applicable period (18 months for Class A, 6 years for Class B, one year for Class C) preceding the redemption; (ii) the current net asset value of shares purchased prior to the applicable period; or (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of other GAM Funds. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

     In addition, the CDSC, if otherwise applicable, will be waived in the case of:

     (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

     (2) redemptions in connection with minimum required distributions from a qualified corporate or self-employed retirement plan following retirement or attainment of age 70 1/2, or from an IRA or 403(b) Custodial Account following attainment of age 59 1/2, but only with respect to that portion of the minimum distribution which bears the same relation to the entire mandatory distribution as the shares of each class bear to the total assets in the plan;

     (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by an affiliate of GAM Services ("Eligible Plan"), provided that the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants;

     (4) redemptions under the Systematic Withdrawal Plan, subject to a maximum of 10% per year of the account balance, and further subject to a minimum balance of $10,000 at the beginning of the Systemic Withdrawal Plan; and

     (5) in connection with exchanges for shares of the same class of another GAM Fund.

     With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass direct transfer of IRA, 403(b) Custodial Accounts or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

     Conversion Feature. Class B Shares are sold at net asset value without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B Shares redeemed within six years after purchase as more fully described in the Prospectus. Class B Shares will convert automatically into Class A Shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately eight (8) years after the date of the original purchase. In the case of Class B Shares previously exchanged (see "How to Exchange Shares" in the Prospectus), the period of time the shares were held in the GAM Money Market Account is included in the holding period for conversion.

     Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A Shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B Shares immediately prior to the conversion, and (iii) Class A Shares received on conversion will have a holding period that includes the holding period of the converted Class B Shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B Shares would continue to be subject to Class B 12b-1 fees.

--------------------------------------------------------------------------------
                      NET ASSET VALUE, DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

     Net Asset Value. Each Fund (except the GAM Japan Capital Fund) determines its net asset value each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays, in addition to Saturdays and Sundays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. GAM Japan Capital Fund determines its net asset value each day the Tokyo Stock Exchange is open for trading.

     Portfolio securities, including ADR's, EDR's and options, which are traded on stock exchanges or a national securities market will be valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market will be valued at the last available bid price in the over-the-counter market prior to the time of valuation. Money market securities will be valued at market value, except that instruments maturing within 60 days of the valuation are valued at amortized cost. The other securities and assets of each Fund for which market quotations may not be readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities quoted in foreign currencies will be converted to United States dollar equivalents using prevailing market exchange rates.

     Suspension Of The Determination Of Net Asset Value. The Board of Directors may suspend the determination of net asset value and, accordingly, redemptions for a Fund for the whole or any part of any period during which (1) the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) the Securities and Exchange Commission may by order permit for the protection of the holders of the Fund's shares.

     Tax Status. Although each Fund is a series of the Company, it is treated as a separate corporation for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund expects to meet certain diversification-of-assets and other requirements in order to qualify under the Code as a regulated investment company. If it qualifies, a Fund will not be subject to United States Federal income tax on net ordinary income and net capital gains which are distributed to its shareholders within certain time periods specified in the Code. Each Fund intends to distribute annually all of its net ordinary income and net capital gains. If a Fund were to fail to distribute timely substantially all such income and gains, it would be subject to Federal corporate income tax and, in certain circumstances, a 4% excise tax on its undistributed income and gains.

     Distributions from net ordinary income and net short-term capital gains are taxable to shareholders as ordinary income. The 70% deduction available to corporations for dividends received from a Fund will apply to ordinary income distributions only to the extent that they are attributable to a Fund's dividend income from United States corporations. Distributions from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares in respect of which such distributions are received have been held by the shareholder. Dividends declared in December will be treated as received in December as long as they are actually paid before February 1 of the following year.

     Income from foreign securities purchased by a Fund may be reduced by a withholding tax at the source. If as of the fiscal year-end of a Fund more than 50% of the Fund's assets are invested in securities of foreign corporations, then the Fund may make an election which will result in the shareholders having the option to elect either to deduct their pro rata share of the foreign taxes paid by the Fund or to use their pro rata share of the foreign taxes paid by the Fund in calculating the foreign tax credit to which they are entitled. Distributions by a Fund will be treated as United States source income for purposes other than computing the foreign tax credit limitation.

     Distributions of net ordinary income or net short-term capital gains received by a non-resident alien individual or foreign corporation which is not engaged in a trade or business in the United States generally will be subject to Federal withholding tax at the rate of 30%, unless such rate is reduced by an applicable income tax treaty to which the United States is a party. However, gains from the sale by such shareholders of shares of the Funds and distributions to such shareholders from long-term capital gains generally will not be subject to the Federal withholding tax.

     Ordinarily, distributions and redemption proceeds earned by a United States shareholder of a Fund are not subject to withholding of Federal income tax. However, distributions or redemption proceeds paid by a Fund to a shareholder may be subject to 20% backup withholding if the shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or an applicable exemption certificate.

     In addition to the Federal income tax consequences described above relating to an investment in a Fund, there may be other Federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     The average annual total return of each Fund for the periods ended December 31, 2000 are set forth in the table below. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated that would equate the initial amount invested in a Fund to the redemption value at the end of the period. All dividends and distributions are assumed to be reinvested. The results are shown both with and without deduction of the sales load, since the sales load can be waived for certain investors.


                         AVERAGE ANNUAL TOTAL RETURN (%)
------------------------------------------------------------------------------------------------------------------------------------
                                   10 Yrs (or Since                 5 Yrs                        1 Yr to
                                   Inception) to Dec.               to Dec. 31,                  Dec. 31,
                                   31, 2000                         2000                         2000
------------------------------------------------------------------------------------------------------------------------------------
                                   With          Without       With          Without      With          Without
Fund                               sales         sales         sales         sales        sales         sales
Class (Inception Date)              load         load          load           load        load           load
------------------------------------------------------------------------------------------------------------------------------------
GAM Global Fund
Class A           5/28/86          11.58         12.16         7.22          8.32        (20.52)       (16.34)
Class B           5/26/98          (6.83)        (5.76)                                  (21.00)       (16.96)
Class C           5/19/98          (5.90)        (5.90)                                  (17.78)       (16.97)
Class D           10/6/95           8.14          8.87         7.14          7.91        (19.49)       (16.57)

GAM International Fund
Class A            1/02/85         11.47         12.04         3.42          4.48        (26.61)       (22.74)
Class B            5/26/98        (11.64)       (10.80)                                  (26.36)       (23.22)
Class C            5/19/98         (9.95)        (9.95)                                  (23.88)       (23.25)
Class D            9/18/95          5.09          5.80         3.53          4.27        (25.52)       (22.82)




                                       28


                         AVERAGE ANNUAL TOTAL RETURN (%)
-----------------------------------------------------------------------------------------------------------------------------------
                                   10 Yrs (or Since                 5 Yrs                        1 Yr to
                                   Inception) to Dec.               to Dec. 31,                  Dec. 31,
                                   31, 2000                         2000                         2000
-----------------------------------------------------------------------------------------------------------------------------------
                                   With          Without       With          Without      With          Without
Fund                               sales         sales         sales         sales        sales         sales
Class (Inception Date)              load         load          load           load        load           load
-----------------------------------------------------------------------------------------------------------------------------------
GAM Europe Fund
Class A            1/01/90         10.00         10.56        14.62         15.80         (0.62)         4.61
Class B            5/26/98          1.78          2.65                                    (0.93)         3.68
Class C            5/20/98          2.15          2.15                                     2.15          3.07

GAM Pacific Basin Fund
Class A            5/06/87          5.38          5.93        (3.10)        (2.10)       (27.05)       (23.21)
Class B            5/26/98          8.79          9.79                                   (27.17)       (23.80)
Class C            6/01/98          6.88          6.88                                   (24.94)       (24.28)
Class D            10/18/95        (2.86)        (2.20)       (3.40)        (2.71)       (26.42)       (23.75)

GAM Japan Capital Fund
Class A            7/01/94          2.43          3.25         2.68          3.74        (35.68)       (32.30)
Class B            5/26/98          5.16          6.12                                   (35.62)       (32.94)
Class C            5/19/98          5.98          5.98                                   (33.58)       (33.05)

GAM American Focus Fund
Class A            1/01/90         14.16         14.74        16.30         17.50         (6.38)        (1.46)
Class B            5/26/98          4.88          5.71                                    (6.63)        (2.31)
Class C            7/07/98          2.40          2.40                                    (3.33)        (2.47)

GAMerica Capital Fund
Class A            5/12/95         20.08         21.18        22.59         23.86          1.22          6.54
Class B            5/26/98         13.57         14.51                                     0.97          5.97
Class C            5/26/98         14.20         14.20                                     4.81          5.81


     Prospective investors should note that past results may not be indicative of future performance. The investment return and principal value of shares of a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Comparative performance information may be used from time to time in advertising each Fund's shares. The performance of GAM Global Fund may be compared to the Morgan Stanley Capital International ("MSCI") World Index. The performance of GAM International Fund may be compared to the MSCI Europe, Australia, Far East ("EAFE") Index. The performance of GAM Pacific Basin Fund may be compared to the MSCI Pacific Index. The performance of GAM Japan Capital Fund may be compared to the Tokyo Stock Exchange Index. The performance of GAM American Focus Fund and GAMerica Capital Fund may be compared to the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. The performance of GAM Europe Fund may be compared to the MSCI Europe and Financial Times Actuaries World Indices-Europe. Each stock index is an unmanaged index of common stock prices, converted into U.S. dollars where appropriate. Any index selected by a Fund may not compute total return in the same manner as the Funds and may exclude, for example, dividends paid on stocks included in the index and brokerage or other fees.

-------------------------------------------------------------------------------
                              DESCRIPTION OF SHARES
-------------------------------------------------------------------------------

     GAM Funds, Inc., a Maryland corporation, was organized on May 7, 1984. The Company has seven series of common stock outstanding, each of which may be divided into four classes of shares: Class A, Class B, Class C and Class D Shares. The four classes of shares of a series represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects, except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required by the Act or Maryland law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution fees and other expenses of each class. Class D Shares bear higher 12b-1 fees than Class A Shares, which will cause the Class D Shares to pay lower dividends than the Class A Shares. Class B and Class C Shares pay higher 12b-1 fees than Class A and Class D Shares, which will cause the Class B and Class C Shares to pay lower dividends than the Class A and Class D Shares. The Directors, in the exercise of their fiduciary duties under the Act and Maryland law, will seek to ensure that no conflicts arise among the classes of shares of a Fund.

     Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the respective series on liquidation. Shares are fully paid and non-assessable when issued, freely transferable, have no pre-emptive or subscription rights, and are redeemable and subject to redemption under certain conditions described above. The Funds do not generally issue certificates for shares purchased.

     Each share outstanding entitles the holder to one vote. If a Fund is separately affected by a matter requiring a vote, the shareholders of each such Fund shall vote separately. The Company is not required to hold annual meetings of shareholders, although special meetings will be held for purposes such as electing or removing directors, changing fundamental policies, or approving an investment advisory agreement. Shareholders will be assisted in communicating with other shareholders in connection with removing a director as if Section 16
(c) of the Act were applicable.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The audited financial statements of each Fund for the fiscal year ended December 31, 2000 and the report of the Funds' independent accountants in connection therewith are included in the 2000 Annual Report to Shareholders and are incorporated by reference in this Statement of Additional Information.



                                       30